SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 28, 2004
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                Date of Report (Date of earliest event reported)


                 Hotel Outsource Management International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                       6719                   13-4167393
(State or Other Jurisdiction of     Commission File          (I.R.S. Employer
Incorporation or Organization)           Number             Identification No.)


80 Wall Street, Suite 815, New York, New York 10005                 08701
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(Address of Principal Executive Offices)                         (Zip Code)


                                  212-344-1600
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               Registrant's telephone number, including area code



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          (Former Name or former Address, if Changed Since Last Report)


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Item 5- Other Events

           On May 28, 2004, HOMI, through its United States subsidiary, Hotel Outsource Services, Inc., entered into installation and outsource operation agreements with two hotels: Renaissance Seattle Hotel and Hilton Seattle.

           Pursuant to these agreements, HOMI will install and operate mini-bars in 553 rooms in Renaissance Seattle Hotel and 237 rooms in Hilton Seattle. The initial terms for each of these contracts is 10 years.

           These two agreements represent HOMI's fourth and fifth agreements, respectively, with hotels in the United States.

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


July 6, 2004                      Hotel Outsource Management International, Inc.

                                    By /s/ Jacob Ronnel
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                                    Name:  Jacob Ronnel
                                    Title: President and Chief Executive Office



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